UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 29, 2008

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment No. 1 amends the Current Report on Form 8-K filed by URS Corporation (“URS”) with the Securities and Exchange Commission on January 16, 2008 reporting the announcement, on January 11, 2008, of the appointment of Thomas H. Zarges as President of its Washington Division.  This Amendment provides a brief description of certain compensation arrangements approved by the Compensation Committee of the URS Board of Directors in connection with Mr. Zarges’ appointment.   The information previously reported in the Form 8-K filed by URS on January 16, 2008 is hereby incorporated by reference into this Form 8-K/A.

On January 29, 2008, the Compensation Committee of the URS Board of Directors approved an increase in Mr. Zarges' annual base salary from $600,000 to $700,000 in connection with his appointment as President of the URS Washington Division.  In addition, the Compensation Committee confirmed that Mr. Zarges' target bonus would remain at 100% for purposes of his participation in the URS 1999 Incentive Compensation Plan (the "Bonus Plan"). Under the Bonus Plan, Mr. Zarges will be eligible to earn an annual bonus based on formulas tied to certain predefined financial performance targets that are established annually by the Compensation Committee of the Board of Directors.  The specific performance targets for 2008 are expected to be established by the Committee in March 2008.   In addition, the Compensation Committee approved the payment of a retention bonus of $2.4 million, payable in January 2009, to encourage Mr. Zarges' continued employment as Washington Division President for at least one year, in lieu of his rights to receive severance benefits under his change-in-control severance agreement previously entered into with Washington Group International, Inc.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

10.1
Executive Life Insurance Agreement effective as of January 1, 2005, between WGI, and Thomas H. Zarges (filed as Exhibit 10.32 to WGI’s Annual Report on Form 10-K for the year ended December 30, 2005, and incorporated herein by reference). #

10.2
Form of Severance Agreement, dated as of September 8, 2006,  between WGI and certain of its officers, including Thomas H. Zarges (filed as Exhibit 10.2 to WGI’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2006, and incorporated herein by reference). #

10.3
Form of Indemnification Agreement between WGI and certain of its officers, including Thomas H. Zarges (filed as Exhibit 10.10 to WGI’s Current Report on Form 8-K filed on February 8, 2002, and incorporated herein by reference).

10.4
Washington Group International Key Executive Disability Insurance Plan (filed as Exhibit 10.12 to Morrison Knudsen Corporation Annual Report on Form 10-K for year ended December 31, 1992, and incorporated herein by reference). #

10.5
Washington   WGI Equity and Performance Incentive Plan, as amended and restated (filed as Appendix E to WGI’s Def 14A Definitive Proxy Statement filed on April 8, 2003, Exhibit 10.13.2 to WGI’s Form 10-K Annual Report for the year ended January 2, 2004, Exhibit 10.2 to WGI’s Form 10-Q Quarterly Report for the quarter ended April 2, 2004, and Exhibit 10.2 to WGI’s Form 8-K Current Report filed on May 25, 2005, and incorporated herein by reference). #

99.1
Press Release, dated January 11, 2008, entitled “URS Appoints Thomas H. Zarges Washington Division President.” (filed as Exhibit 99.1 to URS’ Current Report on Form 8-K filed on January 16, 2008, and incorporated herein by reference).

# Management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

	By:	/s/ Reed N. Brimhall
February 4, 2008		Reed N. Brimhall
Vice President, Controller, and Chief Accounting Officer